PROSPECTUS

January 28, 2019

American Independence Global Tactical Allocation Fund

Institutional Class Shares (Ticker Symbol: RMAIX)
Class A Shares (Ticker Symbol: AARMX)

American Independence Kansas Tax-Exempt Bond Fund

Institutional Class Shares (Ticker Symbol: SEKSX)
Class A Shares (Ticker Symbol: IKSTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.americanindependence.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-266-8787 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.americanindependence.com.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

AMERICAN INDEPENDENCE FUNDS

FUND SUMMARY

American Independence Global Tactical Allocation Fund (“Fund” or “GTA Fund”)

Investment Objective

The Fund’s primary investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section on page 23 of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section on page 34 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional	Class A
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	5.75%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.37%	0.37%
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses (2) (3)	1.44%	1.69%
Fee Waiver and Expense Reimbursement (4)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (3)	1.27%	1.52%

(1)	Other Expenses estimated expenses for the current fiscal year.

(2)

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The Total Annual Fund Operating Expenses will likely not be the same as the expense ratio stated in the Predecessor Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses or the Fund’s anticipated fees and expenses as a series of the Trust.

(3)	Expenses have been restated to reflect current fees.

(4)

Manifold Partners, LLC, the Fund’s investment adviser (“Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets for Institutional Class shares and Class A shares. This contractual expense limitation agreement is in effect through January 31, 2021, may only be terminated before at time by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the Fund expenses it waived or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$421	$753	$1,692
Class A	$721	$1,045	$1,409	$2,428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. During the most recent fiscal year for the Fund ended September 30, 2018, the Fund’s portfolio turnover rate was 193% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio of global equity and fixed income, we expect the volatility of this balanced portfolio approach to be less volatile over time than a 100% global equity

2	Prospectus | January 28, 2019

portfolio. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing primarily in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing two major asset classes: equities and fixed income, in both developed and emerging market countries. The Fund will not invest in levered, inverse, or active ETFs. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on quantitative research and data to measure risk of each holding and the portfolio as a whole. The investment process for the Fund is based on mathematical formulas that use data points, such as asset prices, to determine the weights for each asset held by the Fund.

The Fund will invest, through the ETFs and ETNs, under normal market conditions, in at least three different countries, and invest at least 40% of its assets outside the United States or, if conditions are not favorable, invest at least 30% of its assets outside the United States.

Under normal market conditions, the Fund intends to invest at least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, in equities and fixed income securities indirectly through ETFs and ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, including ETFs and ETNs holding fixed income securities having varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund expects to be exposed approximately 60% to global equity markets and approximately 40% to global fixed income markets. The maximum allocation to global equities is 90% and the maximum allocation to fixed income markets is 60%. The Fund has no targets or limitations on the duration or maturity of the fixed income portion of the portfolio. Duration and maturity decisions about the fixed income portion of the portfolio will be made by the advisers to the underlying ETFs and ETNs. The Fund expects these securities to experience durations of approximately 5-7 years, although these ranges may vary from time-to-time.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Although the Fund invests primarily in ETFs and ETNs, it may also invest in shares of other types of registered investment companies, including money market funds, and global fixed income funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, it is important to recognize that the Fund may also invest all or a portion of its assets in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary or defensive purposes. Please note than when the Fund invests all of its assets in short-term money market securities, cash, money market mutual funds and Treasury Bills it will not achieve its investment objective.

Main types of securities the Fund may hold:

●	ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs, the Fund will bear its proportionate share of the underlying expenses of the ETF or ETN

●	Short-term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation among asset classes, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Equity Securities Risk. The Fund will invest directly and indirectly in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are

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AMERICAN INDEPENDENCE FUNDS

subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Risk. The following are various types of risks to which the Fund is subject, based on the types of ETFs in which the Fund will be investing:

●

General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

●

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

●

When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

●	Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.

●

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

●

ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

●

ETN Tax Risks. The U.S. federal income tax consequences of investing in ETNs are uncertain. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. For example, the IRS may recharacterize long-term capital gains that the Fund reports with respect to ETNs as ordinary income. There is also uncertainty concerning whether an ETN with respect to a commodities index will produce “qualifying income” for purposes of the requirement that at least 90% of the income of a regulated investment company must be qualifying income.

●

High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are

4	Prospectus | January 28, 2019

likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.

Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

●

Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

●

Foreign Currency Risk. Investments in ETF denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

●

Political and Economic Risk. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the Securities and Exchange Commission (“SEC”) or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

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AMERICAN INDEPENDENCE FUNDS

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

Liquidity Risk. A Fund may invest to a great degree in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund could invest in securities that may become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

MLP Risk. Investments in ETFs that invest primarily in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector). In addition, since MLPs in which ETFs may invest may conduct business in multiple states the ETFs can be subject to income or franchise tax in each of the states in which an MLP does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the ETFs return on their investment in the MLP.

REIT Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Temporary or Defensive Measures Risk. To the extent that a Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law), and so these securities are subject to greater risk).

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund effective as of September 24, 2018. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund.

The bar chart and performance table below provide an indication of the risks of an investment in the Fund for periods prior to the reorganization by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional class shares only and will vary for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.americanindependence.com or by calling 1-888-266-8787.

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GLOBAL TACTICAL ALLOCATION FUND

Performance Bar Chart and Table
Year-By-Year Total Returns as of December 31
Institutional Share Class

Best quarter:	5.14%	Q1 2017
Worst quarter:	(5.69)%	Q3 2015

Average Annual Total Returns
For the Period Ended December 31, 2018

	1 Year	5 Years	Since Inception(1)
Institutional Class Shares
Return Before Taxes	(2.91)%	4.37%	4.89%
Return After Taxes on Distributions	(9.28)%	2.23%	2.82%
Return After Taxes on Distributions and sale of shares	(1.25)%	2.61%	3.06%
Class A Shares (Return Before Taxes)	(8.73)%	2.77%	3.36%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	(9.42)%	4.26%	5.17%(3)
Blended Benchmark (2) (reflects no deduction for fees, expenses or taxes)	(5.52)%	3.72%	4.23%(3)

(1)	For the period September 20, 2013 through December 31, 2018.

(2)

The Blended Benchmark is a constant-weighted mix comprised of the MSCI All Country World ex-U.S. Index (50%), the Citi World Government Bond Index (40%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

(3)	Since Inception return for the Blended Benchmark is from September 20, 2013 through December 31, 2018.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Investment Adviser

Manifold Partners, LLC is the Adviser to the Fund. Lee Capital Management, L.P. is the Fund’s sub-adviser (“Sub-Adviser”).

Portfolio Managers

Portfolio Managers: The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Charles McNally	Since Inception (September 24, 2018)	Co Portfolio Manager
Nathan Eigerman	Since Inception (September 24, 2018)	Co Portfolio Manager
Joseph Demmler	Since Inception (September 24, 2018)	Co Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Institutional Class and Class A shares. You may purchase, exchange or redeem Fund shares on any business day by written request via mail American Independence Global Tactical Allocation Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (303) 623-2577, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Institutional Class and Class A shares, see “Buying and Redeeming Shares.”

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-deferred investment plan. Subsequent withdrawals from such a tax-deferred investment plan will be subject to special tax rules.

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AMERICAN INDEPENDENCE FUNDS

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY

American Independence Kansas Tax-Exempt Bond Fund (“Fund” or “Kansas Fund”)

Investment Objective

The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section on page 23 of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section on page 34 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional	Class A
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	4.25%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class A
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.27%	0.27%
Total Annual Fund Operating Expenses (2) (3)	0.57%	0.82%
Fee Waiver and Expense Reimbursement (4)	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (3)	0.48%	0.73%

(1)	Other Expenses estimated expenses for the current fiscal year.

(2)

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The Total Annual Fund Operating Expenses will likely not be the same as the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights, which reflects the operating expenses of the Fund and does not include the Fund’s anticipated fees and expenses as a series of the Trust.

(3)	Expenses have been restated to reflect current fees.

(4)

Manifold Partners, LLC, the Fund’s investment adviser (“Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, , distribution service fees (i.e., Rule 12b-1 fees), shareholder service fee, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets for Institutional Class shares and Class A shares. This contractual expense limitation agreement is in effect through January 31, 2021, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the Fund expenses waived or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$49	$164	$300	$696
Class A	$496	$658	$843	$1,378

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. During the most recent fiscal year for the Fund ended September 30, 2018, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities. Under normal market conditions:

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AMERICAN INDEPENDENCE FUNDS

●

The Fund will invest almost exclusively in Kansas-based securities and may also invest in obligations of the United States government and its agencies and instrumentalities. The Fund does intend to invest in securities issued by territories or possessions of the United States.

●

The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality);

●	The Fund will maintain a dollar weighted average portfolio maturity between 7 and 12 years;

●

At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

●	At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

●	Municipal securities from the State of Kansas

●	Municipal securities from other states and U.S. territories and possessions

●	Short-term money market securities, including cash and money market mutual funds, including shares of registered investment companies

The Fund will invest primarily in general obligation and revenue bonds. If any security held by the Fund falls below investment grade, the Fund will put the security on its credit watch list and will generally sell the security within 90 days of such credit downgrade. The Fund does intend to principally invest in any particular sector of the municipal bond market.

Buy and Sell Strategy:

The Fund’s buy discipline is determined by the investment mandate, as well as metrics including; duration, rating, coupon, and sector/industry. After an approved universe of bonds is identified, the portfolio managers/analysts identify specific bond issues. Each credit is analyzed to determine its credit-worthiness and risk profile prior to a buy decision.

The Fund’s sell discipline takes into consideration bonds that fall in credit quality or that are viewed as having downward pricing risk. Bonds in industries that are perceived to be undergoing significant changes may result in a deteriorating financial condition. The sell discipline is also designed to alter the complexion of portfolios as portfolio managers strategically decide to change duration, credit quality, cash flows, etc.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

●

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

●

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these

10	Prospectus | January 28, 2019

circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and sub-adviser and on the skill and acumen of the Adviser’s and sub-adviser’s personnel.

Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

●	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

●	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Non-Diversified Fund Risk. A Fund that is “non-diversified” is not required to meet certain diversification requirements under federal laws. A Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas was changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.

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AMERICAN INDEPENDENCE FUNDS

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law) and these securities are subject to greater risk.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.

Performance Information

The Fund commenced upon the reorganization of an identically named series of American Independence Funds Trust (“Predecessor Fund”) into the Fund effective as of September 24, 2018. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund.

The bar chart and performance table below provide an indication of the risks of an investment in the Fund for periods prior to the reorganization by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional class shares only and will vary for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.americanindependence.com or by calling 1-888-266-8787.

KANSAS TAX-EXEMPT BOND FUND

Performance Bar Chart and Table
Year-By-Year Total Returns as of December 31
Institutional Share Class

Best quarter:	3.60%	Q3 2009
Worst quarter:	(3.15)%	Q4 2010

Average Annual Total Returns
For the Period Ended December 31, 2018

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	1.05%	3.03%	3.53%
Return After Taxes on Distributions	0.96%	3.01%	3.52%
Return After Taxes on Distributions and sale of shares	1.82%	3.06%	3.50%
Class A Shares (Return Before Taxes)	(3.57)%	1.75%	2.69%
Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.65%	2.98%	4.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Investment Adviser

Manifold Partners, LLC is the investment adviser to the Fund. Carret Asset Management, LLC is the Fund’s sub-advisor.

12	Prospectus | January 28, 2019

Portfolio Managers

Portfolio Managers: The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Jason R. Graybill	Since Inception (September 24, 2018)	Portfolio Manager
Neil D. Klein	Since Inception (September 24, 2018)	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Institutional Class shares and Class A shares. You may purchase, exchange or redeem Fund shares on any business day by written request via mail American Independence Kansas Tax-Exempt Bond Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by telephone at (303) 623-2577, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Institutional Class and Class A shares, see “Buying and Redeeming Shares.”

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Tax Information

The Fund intends to make distributions that will be exempt from federal income tax, although some distributions made by the Fund may be taxable as ordinary income or capital gains. Distributions that are derived from interest paid on certain bonds may be an item of tax preference for a shareholder that is subject to the federal alternative minimum tax. If you are investing through a tax-deferred arrangement, such as a 401(k) account or an individual retirement account, special tax rules will apply. The Fund is not recommended for such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AMERICAN INDEPENDENCE FUNDS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the investment objectives and principal investment strategies of each of the GTA Fund and Kansas Fund (each, a “Fund,” and collectively, the “Funds”). See “MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Funds’ investments and the risks of investing.

What is each Fund’s Investment Objective?

The GTA Fund’s investment objective is to provide long-term capital appreciation.

The Kansas Fund’s investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

While there is no assurance that the Funds will achieve their investment objectives, the Funds endeavor to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (“Board”) may change a Fund’s name, investment objectives or principal investment strategies without a shareholder vote. A Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objectives or principal investment strategies, you should consider whether that Fund remains an appropriate investment for you.

Additional information About Each Fund’s Investment Strategy

Please see the section entitled “Principal Investment Strategies of the Fund” in the summary for each Fund for a more complete discussion of such Fund’s principal investment strategies. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”) for each Fund. Under the 1940 Act, the Kansas Fund is classified as non-diversified and each other Fund is classified as diversified.

Investment Objective. Each Fund’s primary investment objective is not “fundamental”, which means that it may be changed without the approval of Fund shareholders.

80% Policy. The Kansas Fund has a policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name. If the Kansas Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary or Defensive Policy. Under adverse, uncertain or abnormal market conditions or at times of extraordinary market volatility, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations or invest in other securities that the Adviser or Sub-Adviser believes are less risky than those normally invested in by the Fund. For example, for temporary or defensive purposes, the GTA Fund may invest to a greater extent in securities with exposure to the United States to prevent anticipated losses by the GTA Fund.

GTA Fund. The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio of global equity and fixed income, we expect the volatility of this balanced portfolio approach to be less volatile over time than a 100% global equity portfolio. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing primarily in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing two major asset classes: equities and fixed income, in both developed and emerging market countries. The Fund will not invest in levered, inverse, or active ETFs. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on quantitative research and data to measure risk of each holding and the portfolio as a whole. The investment process for the Fund is based on mathematical formulas that use data points, such as asset prices, to determine the weights for each asset held by the Fund.

The Fund will invest, through the ETFs and ETNs, under normal market conditions, in at least three different countries, and invest at least 40% of its assets outside the United States or, if conditions are not favorable, invest at least 30% of its assets outside the United States.

Under normal market conditions, the Fund intends to invest at least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, in equities and fixed income securities indirectly through ETFs and ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, including ETFs and ETNs holding fixed income securities having varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund expects to be exposed approximately 60% to global equity markets and approximately 40% to global fixed income markets. The maximum allocation to global equities is 90% and the maximum allocation to fixed income markets is 60%. The Fund has no targets or limitations on the duration or maturity of the fixed income portion of the portfolio. Duration and maturity decisions about the fixed income portion of the portfolio will be made by the advisers to the underlying ETFs and ETNs. The Fund expects these securities to experience durations of approximately 5-7 years, although these ranges may vary from time-to-time.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such

14	Prospectus | January 28, 2019

as ETFs and other mutual funds. Although the Fund invests primarily in ETFs and ETNs, it may also invest in shares of other types of registered investment companies, including money market funds, and global fixed income funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary or defensive purposes.

Main types of securities the Fund may hold:

●	ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs the Fund will bear the proportionate share of the underlying expenses of the ETF or ETN

●	Short-term money market securities, including cash, money market mutual funds and Treasury Bills

Kansas Fund. The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities. Under normal market conditions:

●

The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality);

●	The Fund will maintain a dollar weighted average portfolio maturity between 7 and 12 years;

●

At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

●	At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

●	Municipal securities from the State of Kansas

●	Municipal securities from other states and U.S. territories and possessions

●	Short-term money market securities, including cash and money market mutual funds, including shares of registered investment companies

EACH FUND’S PRINCIPAL AND NON-PRINCIPAL INVESTMENT RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the principal and non-principal risks that may affect each Fund’s portfolio. Additional information about some of the Funds’ investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Funds as well as Other Risks of Investing in the Fund?

A summary matrix of risks by each Fund is provided below. Following the risk matrix, you will find more detailed descriptions of these risks.

Description of Risk	Global Tactical Allocation Fund	Kansas Tax-Exempt Bond Fund
Asset Allocation Risk	X
Call Risk		X
Depositary Receipts Risk	X
Equity Securities Risk	X
ETF Risk	X
General ETF Risk	X
Tracking Error Risk	X
Fixed Income Securities Risk	X	X
Credit Risk	X	X
Duration Risk	X	X
ETN Risk	X
ETN Tax Risk	X
Extension Risk		X
High Yield Securities Risk	X
Interest Rate Risk	X	X
Prepayment Risk	X	X
Foreign Securities Risk	X
Emerging Markets Risk	X
Foreign Currency Risk	X
Political and Economic Factors Risk	X
Fund of Funds Structure Risk	X
High Portfolio Turnover Rate Risk	X
Investment Company Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
MLP Risk	X
Municipal Securities Risk		X

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AMERICAN INDEPENDENCE FUNDS

Description of Risk	Global Tactical Allocation Fund	Kansas Tax-Exempt Bond Fund
General Obligations Risk		X
Revenue Bonds Risk		X
Non-Diversified Fund Risk		X
Real Estate Investment Trusts Risk	X
Recent Market Events Risk	X	X
State Specific Risk		X
Temporary or Defensive Measures Risk	X	X
Tax Risk		X
U.S. Government Obligations Risk	X	X

Asset Allocation Risk. The GTA Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Equity Securities Risk. The Fund will invest directly and indirectly in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Risk. Each Fund may invest in shares of ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index-based ETF may not track the underlying index and may result in a performance that is not the same as the relevant loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Index-based ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund that investments in index-based ETFs should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

●

General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

16	Prospectus | January 28, 2019

●

When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

●	Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

●

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

●	Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

●	ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

●	ETN Tax Risks. The U.S. federal income tax consequences of investing in ETNs are uncertain. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. For example, the IRS may recharacterize long-term capital gains that the Fund reports with respect to ETNs as ordinary income. There is also uncertainty concerning whether an ETN with respect to a commodities index will produce “qualifying income” for purposes of the requirement that at least 90% of the income of a regulated investment company must be qualifying income.

●

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

●	High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the

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AMERICAN INDEPENDENCE FUNDS

effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

●

Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

●

Foreign Currency Risk. Investments in ETF denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

●

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

●	Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the Securities and Exchange Commission (SEC”) or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions

18	Prospectus | January 28, 2019

to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

Liquidity Risk (Global Tactical Allocation Fund). A Fund may invest to a great degree in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund could invest in securities that may become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity Risk (Kansas Tax-Exempt Bond Fund). The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.

MLP Risk. Investments in ETFs that invest primarily in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector). In addition, since MLPs in which ETFs may invest may conduct business in multiple states the ETFs can be subject to income or franchise tax in each of the states in which an MLP does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the ETFs return on their investment in the MLP.

Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

●	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

●	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Non-Diversified Fund Risk. A Fund that is “non-diversified” is not required to meet certain diversification requirements under federal laws. A Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Real Estate Investment Trusts (“REITs”) Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because

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AMERICAN INDEPENDENCE FUNDS

REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Recent Market Events Risk. The past year has witnessed numerous changes that challenged the political, financial, and economic status quo, including: swift and dramatic movements (both up and down) in global stock markets, credit market yields that have risen from historic lows and may continue to increase in 2019, an explosion of cryptocurrency markets, political tensions among nuclear-armed countries that have at times been bellicose, central banks moving from quantitative easing towards policy normalization, dramatic changes in the U.S. Internal Revenue Code that are likely to affect the outlook for domestic securities and, perhaps, movement in global stock markets, a significant increase in the outstanding debt owed by U.S. government (the U.S. deficit), the unpredictability of political power shifts in Congress, strains on financial resources caused by extreme weather, fires and other natural disasters, and the significant decline during 2018 in the U.S. stock market and other global stock markets and uncertainty of how stock markets will perform in 2019. Market implications of these changes may be difficult to determine, though rising interest rates, for example, could constrain bond market returns and threaten stock market valuations, and greater uncertainty has the potential to lower market valuations by increasing the risk premiums required by investors.

This ever-changing environment could make identifying investment risks and opportunities increasingly difficult for portfolio managers. Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties or changes, the value and liquidity of a Fund’s investments may be negatively affected. In addition, policy and legislative changes in the US and in other countries may affect many aspects of financial markets, and the impact of these changes and the implications for market participants, may not be fully known for some time. For example, continuing uncertainty about the specific process and impact of the United Kingdom’s (“UK”) decision to withdraw from the European Union (“EU”) and its impact on trade agreements between the UK and the EU and London’s status a financial market center are other uncertainties that can impact securities markets. This “Brexit” process is currently scheduled to be completed by March 29, 2019. There can be no assurance that the process will be completed by that date, if at all. In addition, the decision of the U.S. to withdraw from or disavow various trade deals and strategic trade alliances that the U.S. has led or been part is likely to have unexpected implications for the global financial markets.

State Specific Risk. State specific risk is the chance that the Kansas Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.

Temporary or Defensive Measures Risk. To the extent that a Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely

U.S. Government Obligations Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

What are the Other Additional Risks of Investing in the Funds?

Other inherent risks associated with the Funds that are less likely to have a material effect on the Funds’ investment portfolio as a whole are called “non-principal risks.” The non-principal risks of the Funds are further described below and in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Funds.

Cyber Security Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or

20	Prospectus | January 28, 2019

devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Funds’ net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such securities to lose value.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ SAI.

MANAGEMENT

Manifold Partners, LLC (“Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. The Adviser’s principal address is Two Embarcadero Center, 7th Floor, San Francisco, CA 94111.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Fund	Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2018)
GTA Fund	0.75%	0.34%
Kansas Fund	0.30%	0.11%

The management fee is paid monthly. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon sixty (60) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements will be provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to the amount for each Fund specified in the chart below of the relevant Fund’s average daily net assets for Institutional Class shares and Class A shares. This contractual expense limitation agreement is in effect through January 31, 2021, may only be terminated before at time by the Board of Trustees, and is reevaluated on an annual basis. With respect to each Fund, the Adviser shall be permitted to recover expenses it has borne subsequent to the effective date of the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the relevant Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the Fund expenses it waived or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Fund	Contractual Fee Waiver
GTA Fund	0.95%
Kansas Fund	0.48%

This agreement is in effect through January 31, 2021 may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis,

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expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Sub-Advisers.

The Adviser has engaged Lee Capital Management, L.P. as sub-adviser to the GTA Fund. Lee Capital is located at 57 River Street, Wellesley, MA 02481.

The Adviser has engaged Carret Asset Management, LLC as sub-adviser to the Kansas Fund. Carret is located at 320 Park Avenue, 18th Floor, New York, NY 10022.

The following table shows the sub-advisory fees that the Adviser pays to the Sub-Advisers from the Adviser’s advisory fees.

Fund	Sub-advisor	Sub-advisory Fee (annual rate)
GTA Fund	Lee Capital Management, L.P.

0.375% (37.5 basis points) of the Fund’s average daily net assets, less 50% of the total amount of the Investment Advisory Fee waivers and/or expense reimbursements made by the Adviser with respect to the Fund pursuant to the Fund’s Expense Limitation Agreement

Kansas Fund	Carret Asset Management, LLC

0.15% (15 basis points) of the Fund’s average daily net assets, less 50% of the total amount of the Investment Advisory Fee waivers and/or expense reimbursements made by the Adviser with respect to the Fund pursuant to the Fund’s Expense Limitation Agreement

The Adviser has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions.

The Funds may seek to rely on an exemptive order from the SEC that allows the Adviser to allocate and reallocate the assets of each Fund between and among any sub-advisers so selected pursuant to a “manager of managers” structure. The Adviser has the responsibility, subject to the oversight of the Board of Trustees, to continuously supervise each sub-adviser, monitor its adherence to each Fund’s investment strategies and evaluate its performance results. The Adviser also has the authority under this structure to retain and terminate sub-advisers, engage new sub-advisers and make material revisions to the terms of the sub-advisory agreements subject to the approval of the Board of Trustees, but not shareholder approval. For services rendered under the sub-advisory agreements, each sub-adviser will receive a fee directly from the Adviser out of the fees that the Adviser receives from the Funds. The Funds will be required to notify shareholders within 90 days after a sub-adviser begins providing its services.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day investment and reinvestment of the Funds’ assets. The portfolio managers listed below have served as each Fund’s portfolio managers since each Fund’s inception.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Charles McNally (GTA Fund)

In 2013, Mr. McNally joined American Independence Funds Trust. Prior to that he was at Lyster Watson & Company, a pioneer firm in advising hedge fund investors Mr. McNally earned an Sc.B. in Applied Mathematics (Magna Cum Laude) from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University's Courant Institute of Mathematical Sciences.

Joseph Demmler (GTA Fund)

In 2008, Mr. Demmler joined, Thomas H. Lee’s family office, Thomas H. Lee Capital LLC, to assist in the management of Mr. Lee's business interests. Mr. Demmler was subsequently named Senior Managing Director and Chief Investment Officer. Mr. Demmler is a 1973 graduate of Colgate University and a 1978 graduate of the Harvard Business School. Mr. Demmler is currently managing partner at Lee Capital Management LP.

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PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Nathan Eigerman (GTA Fund)

Mr. Eigerman received his A.B. in economics from Harvard College in 1988 and his M.B.A. from the MIT/Sloan School in 1996. Mr. Eigerman was a founder of Oxhead Capital Management, a hedge fund management firm that was acquired by Morgan Stanley Investment Management in 2006. Following that, he served as president of NPI Capital, a start-up focused on acquiring small and mid-sized asset managers. From 2012 to 2015 Mr. Eigerman was employed at F-Squared Investments. From 2015 to 2018 he was managing director at Thomas H. Lee Capital, LLC. Currently, Mr. Eigerman is a managing partners at Lee Capital Management L.P.

Neil D. Klein (Kansas Fund)

Mr. Klein graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Master of Business Administration (MBA) degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Jason R. Graybill, CFA (Kansas Fund)

Mr. Graybill graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Master of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (“Administrator” or “Transfer Agent”) serves as the Funds’ administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or “Distributor”) serves as the Funds’ distributor.

BUYING AND REDEEMING SHARES

Each of the GTA Fund and the Kansas Fund (each a “Fund” and together, the “Funds”) currently offer Institutional Class and Class A shares. Each share class of a Fund represents an investment in the same portfolio of securities of such Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Funds, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest;

●	total expenses associated with owning shares of each class; and

●	whether you qualify for any reduction or waiver of sales charges

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Funds’ transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). Such intermediaries may seek payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of a Fund are generally not considered a taxable transaction.

Institutional Class Shares. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”:

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AMERICAN INDEPENDENCE FUNDS

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;

(2)

any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Manifold Partners, LLC or its affiliates or correspondents, pursuant to a written agreement;

(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and

(4)

other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

The minimum initial investment amount for the Institutional Class shares is $3,000,000. However, any RIA or financial planner using a “wrap fee” or asset-based fee will not be subject to the $3,000,000 minimums for all Funds. The Funds may waive their minimum purchase requirement.

Class A Shares. Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

GTA Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

Kansas Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)

The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

●	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

●	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

●

By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

●

Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of all Class A shares acquired with a front end sales charge of any applicable Funds already owned and described below to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. Class C Shares which converted to Class A Shares as part of the Fund’s reorganization are eligible for ROA.

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●	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

●	a family unit, including children under the age of twenty-one or single trust estate;

●	a trustee or fiduciary purchasing for a single fiduciary relationship; or

●

the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or the investor’s broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

●	Current and retired employees, directors/trustees and officers of:

-	The Adviser and its affiliates;

-	The Sub-Advisers and service providers to the Funds; and

-	Family members of any of the above.

●	Current employees of:

-	Broker-dealers who act as selling agents; and

-	Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fee Plans. Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets. These fees consist of up to 0.25% for shareholder services of the Class A Share, and up to 0.25% of Class A Share for distribution services and expenses, as defined by FINRA. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Currently, the GTA Fund, the Kansas Fund, are waiving 0.12% and 0.11%, respectively, of the shareholder servicing fees for the Class A shares. There is no current intention of imposing such shareholder servicing fees with respect to the Class A shares for at least the next year.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Funds’ Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above.

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AMERICAN INDEPENDENCE FUNDS

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund.

Investment Minimums

The shares of the Funds are subject to the following investment minimums:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or a Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in a Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;

●	Institutions that have a strategic investment advisory relationship with the Adviser;

●	Employees of the Adviser and their immediate family members; and

●	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange, or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser at the Adviser’s discretion.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds

26	Prospectus | January 28, 2019

to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

The Funds will process orders upon receipt in good order by the Funds’ transfer agent. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at a Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Funds’ name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds typically will be sent by the requested method of payment (i.e. check, ACH, or wire) within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, from the sale of portfolio securities, and/or the use of a line of credit. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of a Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of a Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

SHARE TRANSACTIONS

Share Certificates

The Funds do not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders,

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AMERICAN INDEPENDENCE FUNDS

each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase a Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Funds may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Funds will not value their securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities.

The Global Tactical Allocation Fund has securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies

28	Prospectus | January 28, 2019

to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. Each Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments. The GTA Fund intends to distribute any net income to shareholders quarterly and the Kansas Fund intends to distribute any net income to shareholders monthly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) as regulated investment companies and will satisfy certain distribution requirements so that they are not subject to U.S. income tax in general. There can be no guarantee that these assumptions will be correct.

The Funds expect to distribute substantially all of their ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. The Fund will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. Shareholders will be taxed on such distributions that they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), in which event special rules will apply.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Distributions.

Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of a Fund are held.

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AMERICAN INDEPENDENCE FUNDS

Other than distributions of net long-term capital gain, Fund distributions (except exempt-interest dividends, discussed below) will generally be taxable as ordinary income or, if properly designated by a Fund, as “qualified dividend income” taxable to individual and other noncorporate shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by a Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Funds’ “gross income” is from qualified dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

Under Proposed Treasury Regulations, the Global Tactical Allocation Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by such Fund with respect to its investment in REITs. Distributions paid by such Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfied certain holding period requirement for his or her Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “TAXES – Real Estate Investment Trusts.”

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Fund distributions of earnings and gains (other than exempt-interest dividends) are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The Kansas Fund anticipates that its income dividends generally will be “exempt-interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Kansas Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the Kansas Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by a shareholder are subject to federal income taxes.

If a shareholder of the Kansas Fund receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Sale or Redemption of Fund Shares.

Shareholders of a Fund will recognize taxable capital gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. The deductibility of capital losses is subject to limitations.

Gain or loss on the sale, exchange or redemption of Fund shares generally will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Generally, distributions on, sales, exchanges or redemptions of shares held in an IRA (or other tax-qualified plan) are not currently taxable.

30	Prospectus | January 28, 2019

Cost-basis reporting. The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years after 2017 and before 2026.

Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder will likely be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, state and local income taxes may not apply to the portions of distributions paid by the Kansas Fund that are attributable to interest on federal securities or interest on securities of the particular state or local tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Kansas State Income Taxes. The following summary addresses only the Kansas state income tax consequences to U.S. persons who are subject to Kansas state income tax and who invest in the Kansas Fund.

Individuals, trusts and estates resident in Kansas, and corporations subject to tax in Kansas, will not be subject to Kansas income tax on dividends from the Kansas Tax-Exempt Bond Fund that are derived from interest that is exempt from federal income tax and that are received on (i) obligations issued by or on behalf of the State of Kansas or its political subdivision after 1987, (ii) obligations issued by or on behalf of the State of Kansas or its political subdivisions prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law, or (iii) obligations issued by the government of Puerto Rico, Guam or the U.S. Virgin Islands. Such individuals, trusts, estates and corporations will be subject to Kansas income tax on other dividends received from the Fund, including dividends on other obligations and on capital gains.

Tax Cuts and Jobs Act. In 2017, Congress enacted the Tax Cuts and Jobs Act, which contains far-reaching changes to the U.S. income tax laws generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-the 2017 Tax Act.”

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding and the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The Financial Highlights information presented for the Funds is the financial history of the Global Fund, and the Kansas Fund, each a series of American Independence Funds Trust and predecessors to the identically named Funds, which were reorganized into the Funds effective as of September 24, 2018 (the “Reorganization”). Prior to the Reorganization, each Fund was a “shell” fund with no assets and had not commenced operations. The Financial Highlights present the financial performance for the past five years or since inception, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Funds assuming reinvestment of dividends and capital gains. The financial highlights for the period ending September 30, 2018 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm. The periods ending prior to September 30, 2018 were audited by another independent registered public accounting firm.

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AMERICAN INDEPENDENCE FUNDS

gta Fund	Financial Highlights
Institutional Class	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.09		$10.68	$10.52	$10.69	$10.18	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.17		0.22	0.26	0.32	0.21	0.01	(d)
Net realized and unrealized gain/(loss) on investments	0.01	(e)	1.34	0.09	(0.10)	0.35	0.17
Total from investment operations	0.18		1.56	0.35	0.22	0.56	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.15)	(0.19)	(0.39)	(0.05)	—
From net realized gains on investments	(0.29)		—	—	—	—	—
Total Distributions	(0.44)		(0.15)	(0.19)	(0.39)	(0.05)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		1.41	0.16	(0.17)	0.51	0.18
NET ASSET VALUE, END OF PERIOD	$11.83		$12.09	$10.68	$10.52	$10.69	$10.18

TOTAL RETURN(f)	1.53%		14.78%	3.34%	2.10%	5.52%	1.80%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$31,417		$72,454	$45,813	$20,028	$6,329	$6,934

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.42	%(g)	1.23%	1.27%	1.33%	1.73%	10.18	%(g)
Operating expenses including reimbursement/waiver	1.01	%(g)	0.95%	0.95%	0.94%	0.90%	0.90	%(g)
Net investment income including reimbursement/waiver	1.52	%(g)	1.93%	2.48%	2.98%	2.00%	6.14	%(g)(h)

PORTFOLIO TURNOVER RATE(i)	193%		138%	129%	98%	166%	19%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)	Commenced operations on September 20, 2013.
(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Calculated based on ending shares outstanding during the period.
(e)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(f)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year in question; the ratio of net investment income is not indicative of future results.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

32	Prospectus | January 28, 2019

GTA Fund	Financial Highlights
CLASS A	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period Ended October 31, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.04		$10.64	$10.50	$10.65	$10.18	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.14		0.18	0.23	0.29	0.24	0.00	(e)(f)
Net realized and unrealized gain/(loss) on investments	0.00	(g)(h)	1.33	0.08	(0.10)	0.27	0.18
Total from investment operations	0.14		1.51	0.31	0.19	0.51	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.11)	(0.17)	(0.34)	(0.04)	—
From net realized gains on investments	(0.29)		—	—	—	—	—
Total Distributions	(0.43)		(0.11)	(0.17)	(0.34)	(0.04)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)		1.40	0.14	(0.15)	0.47	0.18
NET ASSET VALUE, END OF PERIOD	$11.75		$12.04	$10.64	$10.50	$10.65	$10.18

TOTAL RETURN(i)	1.19%		14.34%	2.99%	1.75%	5.07%	1.80%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$11,962		$61,546	$56,135	$38,019	$21,684	$3,876

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.91	%(j)	1.73%	1.77%	1.75%	2.23%	10.77	%(j)
Operating expenses including reimbursement/waiver	1.37	%(j)	1.33%	1.33%	1.28%	1.28%	1.28	%(j)
Net investment income including reimbursement/waiver	1.25	%(j)	1.59%	2.23%	2.70%	2.32%	0.25	%(j)(k)

PORTFOLIO TURNOVER RATE(l)	193%		138%	129%	98%	166%	19%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)

Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent the merger.

(c)	Commenced operations on September 20, 2013.
(d)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(e)	Calculated based on ending shares outstanding during the period.
(f)	Amount less than $0.005 per share.
(g)	Less than $0.005 per share.
(h)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(i)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(j)	Annualized.
(k)	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year in question; the ratio of net investment income is not indicative of future results.
(l)	Portfolio turnover rate for periods less than one full year have not been annualized.

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AMERICAN INDEPENDENCE FUNDS

Kansas Fund	Financial Highlights
Institutional class	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.88		$11.09	$11.11	$11.16	$10.80	$11.28

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.27		0.32	0.33	0.35	0.37 (c)	0.35 (c)
Net realized and unrealized gain/(loss) on investments	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
Total from investment operations	(0.02)		0.11	0.31	0.30	0.73	(0.13)

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.32)	(0.33)	(0.35)	(0.37)	(0.35)
Total Distributions	(0.27)		(0.32)	(0.33)	(0.35)	(0.37)	(0.35)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
NET ASSET VALUE, END OF PERIOD	$10.59		$10.88	$11.09	$11.11	$11.16	$10.80

TOTAL RETURN(d)	(0.15%)		1.04%	2.80%	2.70%	6.89%	(1.13%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$133,235		$167,374	$190,780	$181,983	$183,423	$232,502

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.75	%(e)	0.61%	0.60%	0.60%	0.58%	0.55%
Operating expenses including reimbursement/waiver	0.56	%(e)	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income including reimbursement/waiver	2.80	%(e)	2.95%	2.94%	3.12%	3.39%	3.20%

PORTFOLIO TURNOVER RATE(f)	14%		9%	10%	13%	1%	8%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(c)	Calculated based on ending shares outstanding during the period.
(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

34	Prospectus | January 28, 2019

Kansas Fund	Financial Highlights
Class A	For a Share Outstanding Throughout the Periods Presented.

	For the Period Ended September 30, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.88		$11.09	$11.11	$11.16	$10.80	$11.28

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.24		0.28	0.29	0.31	0.33 (d)	0.31 (d)
Net realized and unrealized gain/(loss) on investments	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
Total from investment operations	(0.05)		0.07	0.27	0.26	0.69	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.24)		(0.28)	(0.29)	(0.31)	(0.33)	(0.31)
Total Distributions	(0.24)		(0.28)	(0.29)	(0.31)	(0.33)	(0.31)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)		(0.21)	(0.02)	(0.05)	0.36	(0.48)
NET ASSET VALUE, END OF PERIOD	$10.59		$10.88	$11.09	$11.11	$11.16	$10.80

TOTAL RETURN(e)	(0.51%)		0.65%	2.41%	2.34%	6.47%	(1.52%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$4,748		$11,462	$11,509	$10,620	$10,186	$9,815

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.25	%(f)	1.11%	1.10%	1.03%	1.08%	1.05%
Operating expenses including reimbursement/waiver	0.94	%(f)	0.87%	0.87%	0.83%	0.87%	0.87%
Net investment income including reimbursement/waiver	2.43	%(f)	2.56%	2.55%	2.76%	3.00%	2.82%

PORTFOLIO TURNOVER RATE(g)	14%		9%	10%	13%	1%	8%

(a)

Effective September 24, 2018, the Fund reorganized into a new series of ALPS Series Trust. The Fund was previously advised by Manifold Fund Advisors, LLC. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

(b)

Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent the merger.

(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Calculated based on ending shares outstanding during the period.
(e)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 1-833-287-7933, by writing the Funds at P.O. Box 1920, Denver, CO 80201, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at www.americanindependence.com.

You can also review the Funds’ shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)